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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    _________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      DATE OF THE REPORT: FEBRUARY 15, 2001

                         COMMISSION FILE NUMBER 0-16182


                                    _________



                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                         11-1962029
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification Number)

175 CAPITAL BOULEVARD, SUITE 103
ROCKY HILL, CONNECTICUT                                        06067
(Address of principal executive offices)                    (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200

                                    _________


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ITEM 5.  OTHER EVENTS.


In a press release on February 15, 2001, Axsys Technologies, Inc. (Nasdaq:
AXYS) announced its fourth quarter 2000 earnings.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibit 99(I)   Axsys Technologies, Inc. Press Release dated
                           February 15, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 15, 2001

                                    AXSYS TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ John E. Hanley
                                       -------------------
                                       John E. Hanley
                                       Chief Financial Officer


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